SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C. 20549
                                 Form 8-K

                             CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                             July 10, 2006
                             --------------
              Date of Report (Date of earliest event reported)


                          CIMBIX CORPORATION
                    --------------------------------
           (Exact name of registrant as specified in its charter)


WASHINGTON                                   91-2060082
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(State of incorporation                   (I.R.S. Employer
or organization)                          Identification No.)

                      	SEC File No.  000-49955

#134, 9663 Santa Monica Blvd,
Beverly Hills, California                   90210
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(Address of principal executive offices)  (Zip Code)

                            310-435-0435
                            ------------
          Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 10, 2006, Cimbix Corporation (the "Registrant" or the "Company") entered into an exclusive worldwide license agreement with Wataire Industries Inc. ("Wataire") to market and distribute their commercial water generator machines. The license agreement provides for a term of 5 years with an option to renew for an additional 5 years. This license agreement is contingent upon Wataire receiving 10,000,000 common shares of the Company. As part of the terms of the agreement, Wataire has the right to nominate up to five individuals to serve as members of the Board of Directors of the Company. Wataire will also furnish the Company with training, management expertise and other marketing literatures and materials.

Wataire is a manufacturer of atmospheric water generators and filtration systems. It provides innovative water supply solutions. The atmospheric generator produces purified water from the atmosphere by using a special filtration system that removes dust, airborne particles, etc. to generate pure drinking water, and at the same time, simultaneously cleans the air we breathe. This method of extracting water vapor has been in use for many years and generations. Some familiar applications include air conditioners and dehumidifiers. The actual water production and costs varies with the humidity of the atmosphere from place to place, country to country, and continent to continent. Air moisture content varies from day to day, month to month and seasonally.

The water generator machine is equipped with a microcomputer control system that turns the machine on and off when full and can circulate the water to maintain pure drinking water 24 hours a day, 365 days in a year. The design is sleek and modern with a brush chrome-look. It also has a dynamic display to allow for monitoring the machine's operation. It tells you when a new filter is required. The machine requires 450 W and has several models. There is a countertop and stand-alone model for the home or office use, and larger models for commercial and industrial use such as hotels, factories, institutions, facilities, etc. Our exclusive license agreement entails the CI-2500 models. The technology is a very attractive alternative to the logistics and expense of bottled water. Water generated from the machines meets World Health Organization drinking water standards.


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ITEM 2.01  COMPLETION OF ACQUISITION

See Item 1.01 above.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

C)  EXHIBITS

Exhibit      Description
-------	   -----------------

99.1 Exclusive License Agreement between the Company and Wataire Industries Inc. dated July 10, 2006 and Amendment dated July 11, 2006





                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CIMBIX CORPORATION

DATE:   July 13, 2006
                                        By:  /s/ ROBERT ROSNER
                                            -----------------------
                                             ROBERT ROSNER
                                             President, Director